SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 16, 2009

Green Plains Renewable Energy, Inc.

 (Exact name of registrant as specified in its charter)

Iowa

(State or other jurisdiction of incorporation)

333-121321	84-1652107
(Commission file number)	(IRS employer identification no.)

9420 Underwood, Ste. 100, Omaha, Nebraska	68114
(Address of principal executive offices)	(Zip code)

(402) 884-8700

 (Registrant’s telephone number, including area code)

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Green Plains Renewable Energy, Inc. (NASDAQ: GPRE) will hold a conference call to discuss the fiscal year 2008 financial results on Wednesday, March 25 at 11:00 EST. Green Plains’ earning release discussing the fiscal year 2008 financial results will be issued on Tuesday, March 24, 2009. As a non-accelerated filer, as defined by the Rule 12b-2 of the Securities Exchange Act of 1934, Green Plains’ must file its Form 10-K with the SEC no later than March 31, 2009.

The news release announcing the conference call is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Number	Description
99.1	News release, dated March 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2009	GREEN PLAINS RENEWABLE ENERGY, INC. By: /s/ Jerry Peters Jerry Peters Chief Financial Officer (Principal Financial Officer)

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